Exhibit 99.1

THIRD AMENDMENT TO FORBEARANCE

AGREEMENT AND SEVENTEENTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO FORBEARANCE AGREEMENT AND SEVENTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is made as of this 16th day of August, 2019 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”), ENERGY SOURCE, LLC, a Rhode Island limited liability company (“Energy Source”), REVOLUTION LIGHTING – E-LIGHTING, INC., a Delaware corporation (“RLT-E-Lighting”), SEESMART, LLC, a Delaware limited liability company (“Seesmart”), and TNT ENERGY, LLC, a Massachusetts limited liability company (“TNT Energy”, and together with RLT, LIT, Tri-State, Value Lighting, All Around, Energy Source, RLT-E-Lighting, and Seesmart, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”; and, together with the Borrowers, each an “Obligor” and collectively, jointly and severally, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”);

WHEREAS, the Obligors and the Lender are also parties to a certain Forbearance Agreement and Fourteenth Amendment to Loan and Security Agreement, dated as of November 21, 2018 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Forbearance Agreement”);

WHEREAS, the Second Forbearance Amendment and Sixteenth Amendment Subject Defaults (as defined in the Second Forbearance Amendment and Sixteenth Amendment) remain in effect, and the Lender has not waived the Second Forbearance Amendment and Sixteenth Amendment Subject Defaults;

WHEREAS, the Obligors have represented to the Lender that the Obligors were not in compliance with the minimum Fixed Charge Coverage Ratio requirements under Section 9.3.1 of the Loan Agreement for the Fiscal Quarter ending on June 30, 2019, thus constituting an Event of Default under the Loan Agreement (collectively, the “Q2 2019 FCCR Default”, and together with the Second Forbearance Amendment and Sixteenth Amendment Subject Defaults, collectively, the “Third Forbearance Amendment and Seventeenth Amendment Subject Defaults.”);

WHEREAS, the Obligors have requested that the Lender to continue to forbear from (x) demanding the payment of the Obligations as a result of the Third Forbearance Amendment and Seventeenth Amendment Subject Defaults, and (y) exercising certain of its rights and remedies against the Obligors and the Collateral on account of the Third Forbearance Amendment and Seventeenth Amendment Subject Defaults, and (iii) modify and amend certain terms and conditions of the Loan Agreement; and

WHEREAS, the Lender is willing to continue to so waive, forbear and amend certain terms and conditions of the Loan Agreement, but only upon and subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement or Forbearance Agreement, as amended and as applicable. In addition, the following terms used in this Agreement shall have the following meanings hereunder, and under the Loan Agreement and the Forbearance Agreement:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

2. Acknowledgment of Obligations. Obligors hereby acknowledge and agree that, in accordance with the terms and conditions of the Loan Documents, the Obligors are unconditionally jointly and severally liable to the Lender for the Obligations, including, without limitation, the following amounts as of the dates indicated below:

(a)	Revolver Loans as of July 26, 2019:

Principal:         $20,395,519.99

(b)	LC Obligations as of July 26, 2019:

Principal:         $ ø

(c)	Bank Product Debt as of July 26, 2019:

Principal: $ ø

(d)	Unused Fee as of July 26, 2019:

Fee: $3,576.62

(e)	Unpaid attorneys’ fees and expenses as of August 15, 2019: $46,361.00

(f)

For all interest heretofore or hereafter accruing under the Loan Documents, for all fees heretofore or hereafter accruing under the Loan Documents, and for all Extraordinary Expenses heretofore or hereafter incurred by any Lender in connection with, and any other amounts due under, the Loan Documents, including, without limitation, all Extraordinary Expenses incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto.

3. Continued Forbearance by Lender. Each Obligor acknowledges and agrees that (i) the Forbearance Agreement remains in full force and effect, except as modified hereby, (ii) the Third Forbearance Amendment and Seventeenth Amendment Subject Defaults are continuing as of the date hereof, and (iii) that Lender has the right to immediately commence enforcement of Lender’s rights and remedies under the Loan Documents and otherwise, including, without limitation, demanding the payment of the Obligations and exercising its rights and remedies against the Obligors and the Collateral. In consideration of the Obligors’ performance in accordance with each and every term and condition of this Agreement, as and when due, the Lender agrees to continue to forbear from accelerating the Obligations, demanding payment thereof, and exercising its rights and remedies against the Obligors and the Collateral otherwise available to Lender upon the occurrence of such Third Forbearance Amendment and Seventeenth Amendment Subject Defaults, until the earlier of: (i) the Forbearance Termination Date (as amended hereby), or (ii) the occurrence of a Termination Event. For avoidance of doubt, the period commencing as of the date of the effectiveness of this Agreement and ending on the earlier of (i) or (ii) above shall be referred to as the “Forbearance Period”. Further, for avoidance of doubt, during the Forbearance Period, and in consideration of the Obligors’ performance in accordance with each and every term and condition of this Agreement, as and when due, the Lender agrees to forbear from taking (or omitting to take) any action otherwise available to Lender solely as a result of the existence of the Q2 2019 FCCR Default.

4. Terms of Continued Forbearance. The Lender’s agreements to continue to forbear, set forth herein, are subject to each of the following terms and conditions and, to the extent necessary, the Loan Documents are hereby amended to conform to the following terms and conditions:

(a)

Revolver Loans during Forbearance Period. For avoidance of doubt, and as set forth in the Forbearance Agreement, as a result of the Third Forbearance Amendment and Seventeenth Amendment Subject Defaults, the Lender has no further obligation to make any Revolver Loans and/or to issue Letters of Credit (hereinafter, each of such financial accommodation shall be referred to as a “Forbearance Period Financial Accommodation”). Notwithstanding the foregoing, the Lender agrees to make Forbearance Period Financial Accommodations subject to and in accordance with the terms and conditions of the Loan Agreement, this Agreement, and the other Loan Documents, until the earlier of (i) the Forbearance Termination Date, or (ii) occurrence of a Termination Event. Without limiting the generality of the foregoing, the Lender shall have no obligation to make any Forbearance Period Financial Accommodation, if, prior to the making of such Forbearance Period Financial Accommodation, an Overadvance then exists, or after giving effect to the making of such Forbearance Period Financial Accommodation, an Overadvance would then exist (each instance, being an “Additional Forbearance Period Overadvance”), unless such Additional Forbearance Period Overadvance is repaid in accordance with the provisions of this Agreement prior to the making such Forbearance Period Financial Accommodation. The Lender shall promptly advise the Borrowers of the amount of any such Additional Forbearance Period Overadvance.

(b)

Repayment of Obligations. Without in any way derogating from any of Obligors’ obligations under the Loan Documents, Obligors shall continue to remit all regularly scheduled payments (whether due on account of any Revolver Loans, or otherwise, including all principal, interest, fees, costs and other amounts) which may become due under the Loan Documents, as and when such payments are due (other than, for the avoidance of doubt, payments becoming due solely as a result of one or more Third Forbearance Amendment and Seventeenth Amendment Subject Defaults). For avoidance of doubt, the Full Payment of the Obligations shall become due and payable without demand by Lender upon the earlier of (i) the Forbearance Termination Date, or (ii) occurrence of a Termination Event.

(c)

Forbearance Fee. In consideration of the Lender’s agreements set forth herein, Obligors agree to pay the Lender a non-refundable forbearance fee in the amount of $25,000.00 (the “Forbearance Amendment Fee”). The Forbearance Amendment Fee shall be: (i) fully earned by the Lender as of the Third Forbearance Amendment and Seventeenth Amendment Effective Date, (ii) retained by the Lender as a fee under all circumstances and shall not be applied in reduction of any other of the Obligations, and (iii) paid to the Lender in good and collected funds upon the execution of this Agreement.

(d)	Field Examination.

(i) [RESERVED]

(ii) Obligor agrees that it will fully cooperate with Lender’s field examiner to ensure that by no later than October 15, 2019, Lender shall have received from such field examiner a final full inspection, audit and/or field examination of the Obligors’ books and records, including, without limitation, discussions with the Obligors’ officers, employees, agents, advisors and/or independent accountants, which shall have been completed immediately after the close of the Fiscal Month ending July 31, 2019, and all aspects of such examination shall be to the sole satisfaction of Lender.

(iii) Obligors agree that Lender reserves the right to, in its sole discretion, make changes to advance rates, Availability Reserves and/or the criteria of Eligible Accounts, Eligible Energy Source – TNT Energy Unbilled Accounts and/or Eligible Inventory, pursuant to the terms and conditions of the Loan Agreement, which changes shall be implemented within 15 days of receipt of such field examination as described in Section 4(d)(ii) above; provided that, after receipt by the Obligors of such field examination as described in Section 4(d)(ii) above, any failure by the Obligors to reflect in any subsequent Borrowing Base Certificate any of the foregoing revisions implemented by the Lender within 15 days thereof shall constitute an Event of Default under the Loan Agreement, and the Forbearance Amendment Fee shall be automatically increased by an additional $10,000 and be immediately due and payable by the Obligors to the Lender.

(e)

Eligible Energy Source – TNT Energy Unbilled Accounts. By no later than September 30, 2019, the Obligors shall deliver to the Lender a plan and schedule relating to the reduction of the Eligible Energy Source – TNT Energy Unbilled Accounts and the subsequent accounts receivable created by said invoicing by 60 days, all in form and substance acceptable to the Lender.

5. Effect of Termination. Upon the expiration of the Forbearance Period or the occurrence of a Termination Event: (a) the agreements of the Lender set forth herein shall automatically terminate; (b) at Lender’s option, Lender may declare all Obligations to be immediately due and payable in full, provided, however, that if an Event of Default of the type described in Section 10.1(j) of the Loan Agreement shall have occurred, then all outstanding Obligations shall automatically become immediately due and payable in full without presentment, demand, or notice; and (c) Lender may immediately commence enforcing the Lender’s rights and remedies pursuant to this Agreement, the Loan Documents, applicable law and otherwise, in such order and manner as Lender may determine appropriate in its sole and exclusive discretion.

6. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	The definition of “Additional LaPenta Note” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Additional LaPenta Note: means one or more promissory notes in an aggregate principal amount not to exceed $16,000,000 executed and delivered by RLT in favor of LaPenta after the Forbearance and Fourteenth Amendment Effective Date; provided that, (i) such note(s) shall be in a form identical to the form of the Consolidated Aston/LaPenta Note (other than the amount), (ii) the proceeds of which shall be used for working capital obligations of the Obligors, and any other Obligations, and (iii) RLT shall provide the Lender with a complete copy of such executed Additional LaPenta Note within one (1) Business Day of the execution thereof. As of the Third Forbearance Amendment and Seventeenth Amendment Effective Date, the issued and outstanding principal amount of the Additional LaPenta Notes is $12,500,000.”

(b)	The definition of “Applicable Margin” as contained in Section 1.1 of the Loan Agreement (Definitions) is deleted in its entirety and the following substituted in its stead:

“Applicable Margin: means, as of the Third Forbearance Amendment and Seventeenth Amendment Effective Date through and including the Forbearance Termination Date, but subject to the terms and conditions of the Third Forbearance Amendment and Seventeenth Amendment, (i) 3.25% with respect to Base Rate Revolver Loans and (ii) 4.25% with respect to LIBOR Revolver Loans; provided that such percentages with respect to Base Rate Revolver Loans and LIBOR Revolver Loans, respectively, shall be reduced by 25 basis points upon satisfaction of the following conditions, as confirmed by Lender: (i) receipt by Lender of satisfactory and acceptable (as determined by Lender in its sole discretion) results of a of a field examination for the period ending as of July 31, 2019 and updated Borrowing Base Certificate in substantial conformity with the results of such field examination, and (ii) confirmation by Lender that as of the effective date of such rate reduction, no Default or Event of Default then exists other than the Third Forbearance Amendment and Seventeenth Amendment Subject Defaults; provided further that such percentages with respect to Base Rate Revolver Loans and LIBOR Revolver Loans, respectively, shall be increased by 25 basis points if the Lender determines that any delivery of any (i) financial reporting required by Exhibit E, (ii) Borrowing Base Certificate; and/or (iii) Cash Flow Report, as required pursuant to the terms and conditions of the Loan Agreement, is untimely and/or insufficient, with additional increases and/or fees to be implemented in the sole discretion of the Lender if such situation is not rectified to the sole satisfaction of the Lender within 15 days of notice thereof.”

(c)	The definition of “Borrowing Base” as contained in Section 1.1 of the Loan Agreement (Definitions) is deleted in its entirety and the following substituted in its stead:

“Borrowing Base: on any date of determination, an amount equal to the lesser of:

(a) the Revolver Commitment; or

(b) the sum of:

(i) 85% of the Value of Eligible Accounts; plus

(ii) without duplication of subclause (i) above, the lesser of (A) 75% of the Value of Eligible Energy Source – TNT Energy Unbilled Accounts, and (B) $6,000,000; provided that solely during the period of time from the Third Forbearance Amendment and Seventeenth Amendment Effective Date through and including October 1, 2019, the requirement that all such Eligible Energy Source – TNT Energy Unbilled Accounts be billed or invoiced within ninety (90) days of the applicable Borrowing Base Certificate shall be suspended; plus

(iii) the least of (A) 70% of the Value of Eligible Inventory, or (B) 85% of the NOLV Percentage of the Value of Eligible Inventory, or (C) $8,000,000; provided that the Eligible Inventory owned by Seesmart shall be subject to an advance rate of 22.2% and shall be limited to the maximum aggregate amount of $500,000 after applying such advance rate (iii); plus

(iv) 100% of the current balance of the Pledged Cash Collateral, if and only if an acceptable Control Agreement is in effect with respect to the Pledged Cash Collateral to the sole satisfaction of the Lender; plus

(v) 50% of the current balance of the Pledged Securities Collateral, which calculation shall at no time exceed $5,500,000, if and only if an acceptable Control Agreement is in effect with respect to the Pledged Securities Collateral to the sole satisfaction of the Lender; minus

(v) the Availability Reserve.”

(d)	The definition of “Pledged Cash Collateral” as contained in Section 1.1 of the Loan Agreement (Definitions) is deleted in its entirety and the following substituted in its stead:

“Pledged Cash Collateral: means all of Pledgor’s right, title and interest in and to the cash deposited in Account No. 1416308716 as more particularly described in the Cash Collateral Pledge Agreement, and which shall be under the sole dominion and control of the Lender. As of the Third Forbearance Amendment and Seventeenth Amendment Effective Date, the aggregate amount of Pledged Cash Collateral is $0.00.”

(e)	Subclause (m) of the definition of “Permitted Liens” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby amended and restated as follows:

“(m) Liens against the Obligors in favor of Aston and LaPenta to secure (i) the Consolidated Aston/LaPenta Note in an amount not to exceed the amount of the Consolidated Aston/LaPenta Note in existence as of the Forbearance and Fourteenth Amendment Effective Date, and (ii) any Additional LaPenta Note in an aggregate amount not to exceed $16,000,000, in all instances subject to the terms and conditions of the Aston/LaPenta Subordination Agreement.”

(f)	The definition of “Forbearance Termination Date” as defined in Section 1(d) of the Forbearance Agreement is hereby deleted in its entirety and the following substituted in its stead:

“Forbearance Termination Date: shall mean January 26, 2020.”

(g)

The definition of “Revolver Commitment” as contained in Section 1.1 of the Loan Agreement (Definitions) (as most recently amended by the Forbearance Amendment and Fifteenth Amendment) is hereby deleted in its entirety and the following substituted in its stead:

“Revolver Commitment: Lender’s obligation to make Revolver Loans and to issue Letters of Credit in an amount up to $27,500,000 in the aggregate.”

(h)

The provisions of Section 1.1 of the Loan Agreement (Definitions) (as most recently amended by the Forbearance Amendment and Fifteenth Amendment) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

“Pledged Securities Collateral: means all of Pledgor’s right, title and interest in and to the cash and/or securities deposited in Account No. 6WF-10081 as more particularly described in the Cash Collateral Pledge Agreement, and which shall be under the sole dominion and control of the Lender. As of the Third Forbearance Amendment and Seventeenth Amendment Effective Date, the aggregate amount of Pledged Securities Collateral is at least $27,000,000, and at no time shall such balance be less than two-times (2x) the amount of Pledged Securities Collateral included in the calculations set forth in subsection (v) of the Borrowing Base, as determined by the Lender in its sole discretion.”

“Positive Cash Flow: means, for any period of calculation for the Obligors on a consolidated basis, all calculated in accordance with GAAP, total receipts plus the proceeds of any Additional LaPenta Note received by Obligors during such period minus the sum of (i) total disbursements during such period (except and excluding disbursements constituting Debt service paid during such period), plus (ii) the amount of outstanding checks that have not been presented for payment during such period, the result being more than Zero Dollars ($0.00).”

“Third Forbearance Amendment and Seventeenth Amendment: means that certain Third Amendment to Forbearance Agreement and Seventeenth Amendment to Loan and Security Agreement, dated as of August 16, 2019, by and among the Obligors and the Lender.”

“Third Forbearance Amendment and Seventeenth Amendment Effective Date: means the effective date of the Third Forbearance Amendment and Seventeenth Amendment, which is August 16, 2019.”

(i)	Section 9.1.15 of the Loan Agreement (Financial Consultant), is hereby deleted in its entirety and the following substituted in its stead:

“The Obligors have advised the Lender that they have retained and engaged, and shall continue to retain and engage, Gordon Lewis of Altman & Company LLC (the “Financial Consultant”), on terms and conditions reasonably satisfactory to the Lender, which Financial Consultant shall perform such tasks as requested by the Obligors in consultation with, and as reasonably satisfactory to, the Lender. In connection with the foregoing, the Obligors hereby:

(i) Authorize the Lender to communicate directly with the Financial Consultant regarding all matters relating to the services to be rendered by Consultant to the Obligors, including, without limitation, to discuss all financial reports, business information, findings and recommendations of the Financial Consultant, and concerning the Obligors’ ongoing implementation of any restructuring strategies;

(ii) Authorize and direct the Financial Consultant during the Forbearance Period to communicate directly with the Lender regarding all matters relating to the services to be rendered by Consultant to the Obligors, including, without limitation, to discuss all financial reports, business information, and all findings, and recommendations of the Financial Consultant, and to provide the Lender with copies of all reports and other information prepared or reviewed by the Financial Consultant, and the Obligors covenant and agree that the Lender may rely on any information provided by the Financial Consultant as if provided directly by the Obligors; and

(iii) Agree not to terminate or materially alter the engagement of the Financial Consultant without obtaining the prior written consent of the Lender, which consent shall not be unreasonably denied.”

(j)

Section 9.2.7(e) of the Loan Agreement (Restrictions on Payment of Certain Debt) (as most recently amended by the Forbearance Amendment and Fifteenth Amendment) is hereby deleted in its entirety and the following substituted in its stead:

“(e) Consolidated Aston/LaPenta Note and any Additional LaPenta Note, except that from and after the Third Forbearance Amendment and Seventeenth Amendment, the Borrowers may make regularly scheduled (i) cash payments (but not prepayments) of principal and/or interest on the Consolidated Aston/LaPenta Note and any Additional LaPenta Note in an aggregate amount not to exceed $125,000 in any calendar month, so long as before and after giving effect to such payment, no Event of Default (other than the Third Forbearance Amendment and Seventeenth Amendment Subject Defaults as defined in the Third Forbearance Amendment and Seventeenth Amendment) shall have occurred and be continuing, and (ii) payments in kind of interest, so-called “PIK interest”, at the rate required to be paid under the Consolidated Aston/LaPenta Note and any Additional LaPenta Note, to be added to the outstanding principal balances of such notes, as applicable;”

(k)	The following sentence shall be added to the end of Section 9.3.1 of the Loan Agreement (Fixed Charge Coverage Ratio):

“The Obligors and the Lender expressly acknowledge and agree that the foregoing computation and testing of the Fixed Charge Ratio Covenant shall be suspended solely during the period of time from the Third Forbearance Amendment and Seventeenth Amendment Effective Date through and including the end of the Forbearance Period.”

(l)	Section 9.3.2 of the Loan Agreement (Maximum Monthly Cash Burn and Positive Cash Flow) is hereby deleted in its entirety and the following substituted in its stead:

“9.3.2 Maximum Monthly Cash Burn and Positive Cash Flow.

(a) Shall not permit cumulative Cash Burn (calculated from July 1, 2019) to exceed:

(i) $2,329,000 through and including August 31, 2019;

(ii) $4,449,000 through and including September 30, 2019;

(iii) $4,652,000 through and including October 31, 2019;

(iv) $5,293,000 through and including November 30, 2019; and

(v) $4,345,000 through and including December 31; 2019;

the foregoing calculations being in conformity with the financial plan set forth in Exhibit H annexed to the Forbearance Agreement in effect prior to the date hereof, all determined to the sole satisfaction of the Lender.

(b) Shall not permit cumulative Positive Cash Flow (calculated from July 1, 2019) to be less than:

(i) $1,730,000 through and including July 31, 2019.

(m)	The following shall be added as the new Section 10.1(r) of the Loan Agreement (Events of Default):

“(r) The Pledgor fails to maintain a minimum balance in the Securities Account (as defined in the Cash Collateral Pledge Agreement) of at least two-times (2x) the amount of Pledged Securities Collateral included in the calculations set forth in subsection (v) of the Borrowing Base.”

(n)	The last sentence of subsection (a) of Exhibit E to the Loan Agreement (Financial Reporting) is hereby deleted in its entirety and the following substituted in its stead:

“Notwithstanding the foregoing, for Fiscal Year 2018 only, the aforementioned financial statements and related Compliance Certificate shall be delivered to the Lender by no later than November 30, 2019, and such financial statements shall contain all prior restatements as required by the Securities and Exchange Commission, with the form and substance of such financial statements being subject to the sole satisfaction of the Lender.”

(o)	The following shall be added to the end of subsection (b) of Exhibit E to the Loan Agreement (Financial Reporting):

““Notwithstanding the foregoing, solely with respect to the Fiscal Quarters ending March 31, 2019, June 30, 2019 and September 30, 2019, the aforementioned financial statements and related Compliance Certificates shall be delivered to the Lender by no later than November 30, 2019.”

(p)	Subsection (j) of Exhibit E to the Loan Agreement (Financial Reporting) is hereby deleted in its entirety and the following substituted in its stead:

“(j) Bi-weekly, no later than the Friday of every-other calendar week, an updated Cash Flow Report as of the last Business Day of the preceding two-week period, which updated Cash Flow Report shall (A) compare Borrowers’ projected cash receipts, projected cash disbursements, and projected availability for the preceding two calendar weeks to Borrowers’ actual cash receipts, actual cash disbursements, and actual availability for the same period, and include an explanation for each variance together with Borrowers’ proposed resolution for each such variance, (B) include the projected cash receipts, projected cash disbursements, and projected availability for the week following the 13th week set forth in the preceding Cash Flow Report.”

(q)	The following shall be added as the new subsection (k) of Exhibit E to the Loan Agreement (Financial Reporting):

“(k) Monthly, no later than the third (3rd) Business Day of each month, copies of the account statements for the Pledged Securities Collateral and Pledged Cash Collateral for the prior month.”

7. Ratification of Loan Documents. Except as specifically amended by this Agreement, and for the avoidance of doubt, all of the terms and conditions of the Loan Agreement, Forbearance Agreement, and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the Obligors warrant and represent that no Event of Default exists other than Third Forbearance Amendment and Seventeenth Amendment Subject Defaults, and nothing contained herein shall be deemed to constitute a waiver by the Lender of the Third Forbearance Amendment and Seventeenth Amendment Subject Defaults and/or any other Default or Event of Default which may nonetheless exist as of the date hereof.

8. Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement, the Forbearance Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

9. Conditions

(a)	Precedent to Effectiveness. This Agreement shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

i)	This Agreement shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

ii)

All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Agreement and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

iii)	The Lender shall have received payment from the Obligors of the Forbearance Amendment Fee.

iv)

The Lender shall have received satisfactory evidence that the Financial Consultant is still engaged by the Obligors and is duly and timely performing its duties pursuant to the terms and conditions of the Second Forbearance Amendment and Sixteenth Amendment.

v)

The Lender shall have received an Omnibus Officer’s and Member’s Certificate of duly authorized officers and members, as applicable, of each of the Obligors certifying (A) that the attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (B) that an attached copy of resolutions authorizing execution and delivery of the Agreement and all documents referenced therein and related thereto are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (C) to the title, name and signature of each Person authorized to sign such documents.

vi)

The Obligors shall have executed and delivered to the Lender such additional documents, instruments, and agreements as the Lender may reasonably request, including, but not limited to, all documents identified on the Document Agenda attached hereto as Exhibit “A”.

vii)

In accordance with the terms and conditions of Loan Agreement, the Obligors shall pay to Lender all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees, in connection with the preparation, negotiation, execution and delivery of this Agreement, all documents related thereto and/or associated therewith in the aggregate amount of $46,361.00 (as of August 15, 2019, and which amount includes outstanding invoices in the aggregate amount of $4,521.80).

(b)	Subsequent. [RESERVED]

10.	Miscellaneous.

(a)

To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Hedging Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States). In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.

(b)

This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Agreement (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof; provided that the Obligors shall deliver originals of all applicable documents referenced in this Agreement by no later than three (3) Business Days after the Third Forbearance Amendment and Seventeenth Amendment Effective Date.

(c)

This Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)

Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

(e)

THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Cynthia G. Stannard
Name:	Cynthia G. Stannard
Title:	Sr. Vice President

[Signatures Continue on Next Page]

Signature Page to Third Amendment to Forbearance Agreement and

Seventeenth Amendment to Loan and Security Agreement

BORROWERS:

REVOLUTION LIGHTING
TECHNOLOGIES, INC.

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

LIGHTING INTEGRATION
TECHNOLOGIES, LLC

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

TRI-STATE LED DE, LLC

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Vice President

VALUE LIGHTING, LLC

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

ALL AROUND LIGHTING, L.L.C.

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

Signature Page to Third Amendment to Forbearance Agreement and

Seventeenth Amendment to Loan and Security Agreement

ENERGY SOURCE, LLC

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

REVOLUTION LIGHTING – E-LIGHTING, INC.

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

SEESMART, LLC

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

TNT ENERGY, LLC

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

[Signatures Continue on Next Page]

Signature Page to Third Amendment to Forbearance Agreement and

Seventeenth Amendment to Loan and Security Agreement

GUARANTORS:

VALUE LIGHTING OF HOUSTON, LLC

By: Value Lighting, LLC, its sole Member

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

BREAK ONE NINE, INC.

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

REVOLUTION LIGHTING
TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

REVOLUTION LIGHTING
TECHNOLOGIES – TNT ENERGY, LLC

By: Revolution Lighting Technologies, Inc., its sole Member

By:	/s/ Joan Atkinson Nano
Name:	Joan Atkinson Nano
Title:	Chief Financial Officer

Signature Page to Third Amendment to Forbearance Agreement and

Seventeenth Amendment to Loan and Security Agreement

EXECUTION VERSION

EXHIBIT A

Document Agenda

(see attached)

Exhibit to Third Amendment to Forbearance Agreement and

Seventeenth Amendment to Loan and Security Agreement

DOCUMENT AGENDA

for

THIRD AMENDMENT TO FORBEARANCE AGREEMENT AND

SEVENTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

among

REVOLUTION LIGHTING TECHNOLOGIES, INC.,

As Borrower’s Agent

and

LIGHTING INTEGRATION TECHNOLOGIES, LLC,

TRI-STATE LED DE, LLC,

VALUE LIGHTING, LLC,

ALL AROUND LIGHTING, L.L.C.,

ENERGY SOURCE, LLC,

REVOLUTION LIGHTING – E-LIGHTING, INC.,

SEESMART, LLC, and

TNT ENERGY, LLC

As Additional Borrowers Party Thereto

and

VALUE LIGHTING OF HOUSTON, LLC,

BREAK ONE NINE, INC.,

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC., and

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

As Guarantors Party Thereto

BANK OF AMERICA, N.A.,

as Lender

August 16, 2019

Table of Parties

Bank of America, N.A.	“Lender” or “L”

Riemer & Braunstein LLP (Lender’s counsel)

Kevin M. Murtagh, Esq.

Riemer & Braunstein LLP

100 Cambridge Street, 22nd Floor

Boston, Massachusetts 02114

(617) 880-3437

(617) 880-3456 fax

Anthony B. Stumbo, Esq.

Riemer & Braunstein LLP

Times Square Tower, Suite 2506

Seven Times Square

New York, New York 10036

(212) 789-3153

(212) 719-0140 fax

“R&B”

Revolution Lighting Technologies, Inc.,

Lighting Integration Technologies, LLC,

Tri-State LED DE, LLC,

Value Lighting, LLC

All Around Lighting, L.L.C.

Energy Source, LLC

Revolution Lighting – E-Lighting, Inc.

Seesmart, LLC

TNT Energy, LLC

“Borrowers” or “B”

Value Lighting of Houston, LLC Break One Nine, Inc. Revolution Lighting Technologies – Energy Source, Inc. Revolution Lighting Technologies – TNT Energy, LLC	“Guarantors” or “G”

Lowenstein Sandler (Borrowers’ counsel) Michael Buxbaum, Esq. 1251 Avenue of the Americas New York, New York 10020 (646) 414-6820 (973) 422-6847 fax	“BC”

Item	Responsible Party	Status
PART ONE: LOAN AND OPERATIVE DOCUMENTS

1. Third Amendment to Forbearance Agreement and Seventeenth Amendment to Loan and Security Agreement	R&B	Final form

2. Sixth Amended and Restated Revolver Loan Note ($27,500,000)	R&B	Final form

3. Ratification and Sixth Amendment to Pledge and Security Agreement (LaPenta)	R&B	Final form

4. Ratification and Third Amendment to Limited Recourse Guaranty (LaPenta)	R&B	Final form

5. Pledged Collateral Account Control Agreement	L	Rec’d

PART TWO: ORGANIZATIONAL AND AUTHORITY DOCUMENTS

6.  Omnibus Certificate (including certified charter documents, bylaws/operating agreement, resolutions, incumbency certificate, good standing and foreign qualification certificates) for each Loan Party

	BC	See Exhibit A

3

Exhibit A

Organizational Documents

Company	Articles of Incorporation/ Certificate of Formation/ Certificate of Limited Partnership	Bylaws/Operating Agreement/Partnership Agreement	Resolutions	Good Standing Certificate	Foreign Qualification Certificates	Secty’s Cert/ Incumbency Cert
Revolution Lighting Technologies, Inc.	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d	Rec’d	N/A	Rec’d

Lighting Integration Technologies, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d	Rec’d	N/A	Rec’d

4

Company	Articles of Incorporation/ Certificate of Formation/ Certificate of Limited Partnership	Bylaws/Operating Agreement/Partnership Agreement	Resolutions	Good Standing Certificate	Foreign Qualification Certificates	Secty’s Cert/ Incumbency Cert
Tri-State LED DE, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d	Rec’d	N/A	Rec’d

Value Lighting, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d	Rec’d	N/A	Rec’d

All Around Lighting, L.L.C.	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d	Rec’d	N/A	Rec’d

5

Company	Articles of Incorporation/ Certificate of Formation/ Certificate of Limited Partnership	Bylaws/Operating Agreement/Partnership Agreement	Resolutions	Good Standing Certificate	Foreign Qualification Certificates	Secty’s Cert/ Incumbency Cert
Energy Source, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d	Rec’d	N/A	Rec’d

Revolution Lighting – E- Lighting, Inc.	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d	Rec’d	N/A	Rec’d

Seesmart, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d	Rec’d	N/A	Rec’d

6

Company	Articles of Incorporation/ Certificate of Formation/ Certificate of Limited Partnership	Bylaws/Operating Agreement/Partnership Agreement	Resolutions	Good Standing Certificate	Foreign Qualification Certificates	Secty’s Cert/ Incumbency Cert
TNT Energy, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d	Rec’d	N/A	Rec’d

Value Lighting of Houston, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d	Rec’d	N/A	Rec’d

Break One Nine, Inc.	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d	Rec’d	N/A	Rec’d

7

Company	Articles of Incorporation/ Certificate of Formation/ Certificate of Limited Partnership	Bylaws/Operating Agreement/Partnership Agreement	Resolutions	Good Standing Certificate	Foreign Qualification Certificates	Secty’s Cert/ Incumbency Cert
Revolution Lighting Technologies – Energy Source, Inc.	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d	Rec’d	N/A	Rec’d

Revolution Lighting Technologies – TNT Energy, LLC	Certification that previously delivered copies are in full force and effect	Certification that previously delivered copies are in full force and effect	Rec’d	Rec’d	N/A	Rec’d

8